UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 20, 2007

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)
Commission File Number: 001-32681
Registrant’s telephone number, including area code: (337) 232-7028
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On and effective as of December 20, 2007, the Board of Directors of PetroQuest Energy, Inc. (the “Company”) amended Article IX of the Bylaws of the Company (the “Bylaws”) to allow for the issuance, transfer and replacement of uncertificated shares of the Company’s capital stock. Article IX previously required shares of the Company’s capital stock to be represented by certificates. The Board of Directors amended Article IX to allow the Company to be eligible to participate in the Direct Registration System, as required by the New York Stock Exchange effective as of January 1, 2008.
     The full text of the Bylaws, as amended through December 20, 2007, is included as Exhibit 3.1 to this report, and amended Article IX thereof is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:
     3.1 Bylaws of PetroQuest Energy, Inc., as amended on December 20, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.
Date: December 20, 2007	By:	/s/ Daniel G. Fournerat
Daniel G. Fournerat
Executive Vice President, General Counsel and Secretary

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